SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): July 17, 2003


                       SPAN-AMERICA MEDICAL SYSTEMS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-11392

               South Carolina                       57-0525804
               --------------                       ----------
     (State or other jurisdiction of       (IRS Employer Identification No.)
      incorporation or organization)

                               70 Commerce Center
                        Greenville, South Carolina 29615
                        --------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number (including area code): (864) 288-8877


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On July 23,  2003,  the Company  issued the press  release  included as
Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

Exhibit
Number            Description

99.1              Press Release dated July 23, 2003.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SPAN-AMERICA MEDICAL SYSTEMS, INC.


                                    /s/ James D. Ferguson
                                    -----------------------------
                                    James D. Ferguson
                                    President and Chief Executive Officer


Dated:  July 23, 2003


                                  EXHIBIT INDEX

Exhibit
Number            Description

99.1              Press Release dated July 23, 2003.